UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 2, 2007
                Date of Report (Date of earliest event reported)

                               DIODES INCORPORATED
             (Exact name of registrant as specified in its charter)


    Delaware                      1-5740                          95-2039518
(State or other           (Commission File Number)             (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


     15660 North Dallas Parkway, Suite 850
                  Dallas, TX                                        75248
    (Address of principal executive offices)                      (Zip Code)

                                 (972) 385-2810
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

      On August 2, 2007, Diodes Incorporated issued a press release announcing second quarter 2007 results. A copy of the press release is attached as Exhibit 99.1.

      On August 2, 2007, Diodes Incorporated hosted a conference call to discuss its second quarter 2007 results. A recording of the conference call has been posted on its website at www.diodes.com. A copy of the script is attached as
Exhibit 99.2.

      During the conference call on August 2, 2007, Dr. Keh-Shew Lu, President and CEO of Diodes Incorporated, as well as Carl C. Wertz, Chief Financial Officer, Rick White, Senior Vice President of Finance, and Mark King, Senior Vice President of Sales and Marketing, made additional comments during a question and answer session. A copy of the transcript is attached as Exhibit 99.3.

      The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.


Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits


      Exhibit 99.1 - Press release dated August 2, 2007
      Exhibit 99.2 - Conference call script dated August 2, 2007
      Exhibit 99.3 - Question and answer transcript dated August 2, 2007


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2007                   DIODES INCORPORATED


                                        By /s/ Carl C. Wertz
                                           -------------------------------------
                                           CARL C. WERTZ
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number    Description
-------   ----------------------------------------------------------------------
99.1      Press release dated August 2, 2007
99.2      Conference call script dated August 2, 2007
99.3      Question and answer transcript dated August 2, 2007